EXHIBIT 10.2
AMENDMENT

This Amendment is entered into effective April 1, 2013 (“Effective Date”) between Ashford University, LLC ("Customer”) and Xerox Business Services, LLC, formerly known as Affiliated Computer Services, Inc., (“Xerox”), and amends that certain General Services Agreement entered into between the Parties as of January 1, 2009, including any subsequent Task Orders, Exhibits/Schedules, or amendments (collectively, “Agreement”). Any capitalized term not defined herein shall have the meaning set forth in the Agreement. The Agreement is incorporated herein by reference.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Customer and Xerox agree to amend the Agreement as follows:

1.    Document Review

Document Review is added to the applicable Task Order(s). Xerox will use reasonable efforts to complete Document Review within five (5) business days from receipt of each individual document and to reasonably ensure such document is accurate and complete in accordance with Title IV Federal Regulations for determination of financial aid eligibility. The results of each individual document review will be documented in Customer's system. Fees for Document Review are as follows and commences at Tier 1:

Unit	Tier 1 Limit	Tier 1	Tier 2 Limit	Tier 2	Tier 3 Limit	Tier 3	Tier 4
Document Review	[***]	$ [***]	[***]	$ [***]	[***]	$ [***]	$ [***]

“Document Review” is described as:
Prioritize student populations according to agreed upon student priorities.
Perform a review of each document received to determine if the document is accurate and complete or if additional documentation is required based upon such review.
Update Xerox and Customer's system(s), as applicable.
Monitor adherence to agreed upon Service Level Agreements (SLA).
Perform routine quality review of Xerox work product.
Continually monitor the processes to identify and implement applicable compliant and efficient improvements.
Provide agreed upon reporting.

2.    ISIR Review Process

The Parties acknowledge the ISIR Review Process is materially changed for the 2013-2014 academic year and agree to the following fee change and Tier is set at “Tier 1”:

Unit	Tier 1 Limit	Tier 1	Tier 2 Limit	Tier 2	Tier 3 Limit	Tier 3	Tier 4
ISIR Review	-[***]	$ [***]	[***]	$ [***]	[***]	$ [***]	$ [***]

“ISIR Review Process” is described as:
Prioritize student populations according to agreed upon student priorities.
Review ISIR record as applicable.
Perform Verification, C-code, Conflicting Information or Professional Judgment resolution for those students providing the required information.
Update Xerox and Customer's system(s), as applicable.
Monitor adherence to agreed upon Service Level Agreements (SLA).
Perform routine quality review of Xerox work product.
Continually monitor the processes to identify and implement applicable compliant and efficient improvements.
Provide agreed upon reporting.
[***] Confidential portions of this document have been redacted and filed separately with the Commission.

3.    Other

Except as expressly amended herein, all terms and conditions of the Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, Customer and Xerox have each caused this Amendment to be executed as of the Effective Date.

Ashford University, LLC	Xerox Business Services, LLC

By: /s/ Richard Pattenaude	By: /s/ Meliss Hankin
Printed: Richard Pattenaude	Printed: Meliss Hankin
Title: President/CEO	Title: Managing Director
Date: 4/30/13	Date: 4/30/13